                                    EXHIBIT A

  AGREEMENT OF EPOCH HOSTING, INC., EPOCH NETWORKS, INC., EPOCH HOLDINGS, INC., DOLPHIN COMMUNICATIONS FUND, L.P., DOLPHIN COMMUNICATIONS PARALLEL FUND, L.P.,
  DOLPHIN COMMUNICATIONS FUND II, L.P., DOLPHIN COMMUNICATIONS PARALLEL FUND II (NETHERLANDS), L.P., DOLPHIN COMMUNICATIONS, L.P., DOLPHIN COMMUNICATIONS II,
   L.P., DOLPHIN COMMUNICATIONS I, L.L.C., DOLPHIN COMMUNICATIONS, L.L.C. AND RICHARD BREKKA, PURSUANT TO RULE 13d-1(k) UNDER THE SECURITIES EXCHANGE ACT OF
                                1934, AS AMENDED

                  The undersigned hereby agree that the statement on schedule 13D to which this Agreement is annexed as Exhibit A is filed on behalf of each of them in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Date: January 29, 2003

                              EPOCH HOSTING, INC.

                                  By:/s/ Karen Muller
                                     -------------------------------------------
                                     Name:  Karen Muller
                                     Title: Secretary

                              EPOCH NETWORKS, INC.

                                  By:/s/ Karen Muller
                                     -------------------------------------------
                                     Name:  Karen Muller
                                     Title: Secretary

                              EPOCH HOLDINGS, INC.

                                  By:/s/ Karen Muller
                                     -------------------------------------------
                                     Name:  Karen Muller
                                     Title: Secretary

                              DOLPHIN COMMUNICATIONS FUND, L.P.

                              By: Dolphin Communications, L.P.,
                                  Its General Partner

                              By: Dolphin Communications I, L.L.C.,
                                  Its General Partner

                                  By:/s/ Richard Brekka
                                     -------------------------------------------
                                     Name:  Richard J. Brekka
                                     Title: President


                                      A-1
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                              DOLPHIN COMMUNICATIONS PARALLEL FUND,
                              L.P.

                              By: Dolphin Communications, L.P.,
                                  Its General Partner

                              By: Dolphin Communications I, L.L.C.,
                                  Its General Partner

                                  By:/s/ Richard Brekka
                                     -------------------------------------------
                                     Name:  Richard J. Brekka
                                     Title: President

                              DOLPHIN COMMUNICATIONS FUND II, L.P.

                              By: Dolphin Communications II, L.P.,
                                  Its General Partner

                              By: Dolphin Communications, L.L.C.,
                                  Its General Partner

                                  By:/s/ Richard Brekka
                                     -------------------------------------------
                                     Name:  Richard J. Brekka
                                     Title: President

                              DOLPHIN COMMUNICATIONS PARALLEL FUND
                              II (NETHERLANDS), L.P.

                              By: Dolphin Communications II, L.P.,
                                  Its General Partner

                              By: Dolphin Communications, L.L.C.,
                                  Its General Partner

                                  By:/s/ Richard Brekka
                                     -------------------------------------------
                                     Name:  Richard J. Brekka
                                     Title: President

                              DOLPHIN COMMUNICATIONS, L.P.

                              By: Dolphin Communications I, L.L.C.,
                                  Its General Partner

                                  By:/s/ Richard Brekka
                                     -------------------------------------------
                                     Name:  Richard J. Brekka
                                     Title: President

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                              DOLPHIN COMMUNICATIONS I, L.L.C.,

                                  By:/s/ Richard Brekka
                                     -------------------------------------------
                                     Name:  Richard J. Brekka
                                     Title: Managing Member

                              DOLPHIN COMMUNICATIONS II, L.P.

                              By: Dolphin Communications, L.L.C.,
                                  Its General Partner

                                  By:/s/ Richard Brekka
                                     -------------------------------------------
                                     Name:  Richard J. Brekka
                                     Title: President

                              DOLPHIN COMMUNICATIONS, L.L.C.

                                  By:/s/ Richard Brekka
                                     -------------------------------------------
                                     Name:  Richard J. Brekka
                                     Title: Managing Member

                              RICHARD BREKKA

                                     /s/ Richard Brekka
                                     -------------------------------------------

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